UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

June 30, 2021

__________

INTEGRATED BIOPHARMA, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-31668	22-2407475
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

225 Long Avenue

Hillside, New Jersey 07205

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(973) 926-0816

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02 Termination of a Material Definitive Agreement.

On June 30, 2021, Integrated Biopharma, Inc. (the “Company”) received notification from PNC Bank that the $1,639,300.00 Paycheck Protection Program Loan (the “PPP Loan”), evidenced by a Paycheck Protection Program Term Note (the "Note") made by the Company in favor of PNC Bank, National Association ("PNC") was paid in full by the Small Business Association (the “SBA”). PNC received $1,658,652.85 from the SBA and applied $1,639,300.00 to the PPP Loan, with the balance of the proceeds use to pay accrued and unpaid interest of $19,352.85.  The PPP Loan was originally disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2020 filed with the Securities and Exchange Commission on May 13, 2020 and the term note evidencing the PPP Loan was filed as Exhibit 10.1 thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED BIOPHARMA, INC.

Date: July 7, 2021	By: /s/ Dina L. Masi
Dina L. Masi
Chief Financial Officer

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